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Exhibit 10.12

CONFORMED COPY

INTERNATIONAL TRADEMARK ASSIGNMENT

        This Global Trademark Assignment agreement (the "Assignment") is entered into this 16th day of March, 2004, between TCBY Enterprises, Inc., a Delaware corporation having its principal place of business at 2855 E. Cottonwood Parkway, Suite 400 Salt Lake City, Utah 84121 ("Assignor"), and its wholly-owned subsidiary, TCBY Systems, LLC, a Delaware limited liability company having its principal place of business at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121 ("Assignee").

        A.    Assignor is the owner of the International trademarks and service marks set forth on the attached Schedule A, all common rights relating thereto, and all registrations and applications relating thereto (the "Marks"); and

        B.    Assignor has agreed to assign the Marks and the goodwill of the business attendant thereto, if any, and the parties wish to memorialize the transfer of the Marks and goodwill of the business associated therewith to Assignee.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is herby acknowledged, the parties hereto agree as follows:

        1.     Assignment. Assignor does hereby sell, assign, transfer, and set over unto said Assignee, its entire right, title and interest in, to and under said Marks, together with the entire goodwill of the business in connection with which said Marks are used, and in and to all income, royalties, damages and payments now or thereafter due or payable with respect thereto in and to all causes of action (either at law or in equity) and the right to sue, counterclaim, and recover for past, present and future infringement of the rights assigned or to be assigned under this Assignment.

        2.     Assumption. In consideration of the assignment set forth above, Assignee hereby agrees to assume all liabilities and obligations of the Assignor arising out of or related to the Marks, including without limitation, any such liabilities and obligations that arise from periods prior to the date of this Assignment.

        3.     Non-Assignable Marks; Irrevocable License. To the extent that any of the Marks or rights associated therewith is not capable of being assigned hereunder without the consent or approval of a third party (whether or not a governmental authority), or if such assignment or transfer will require the parties to file applications or notices under the laws of applicable jurisdictions in order for such assignment to be valid between the parties, or would constitute a breach thereof or violation of applicable law, this Assignment shall not constitute an actual or attempted assignment or transfer thereof unless and until such consent or approval of such third party has been duly obtained or such application or notice has been filed or the assignment has otherwise become lawful (any Mark not assigned or transferred as a result of this Section is hereinafter referred to as a "Licensed Mark"). Assignor hereby grants to the Assignee, and Assignee herby accepts from the Assignor, a worldwide, exclusive, royalty free right to use and sublicense the Licensed Marks until such time as the assignment shall satisfy the requirements set forth above.

        4.     Further Assurances. Assignor hereby agrees to execute all papers and to perform such other proper acts as Assignee or its successors or assigns may deem reasonably necessary to secure to Assignee or to its successors or assigns, the rights transferred hereby, including without limitation, any documents necessary to obtain the consents or waivers or record the applications, notices or other documentation described in Section 3 above, and any and all documents necessary to file or record this Assignment with the international registries where the Marks are recorded or registered.

        5.     Miscellaneous.

          (a)   Governing Law. This Assignment shall be governed by the laws of the State of Utah (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

          (b)   Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute a single instrument.

          (c)   Descriptive Headings. Descriptive headings of the Sections of this Assignment are inserted for convenience only and shall not affect the meaning of this Assignment.

        IN WITNESS WHEREOF, the parties have caused this Assignment to be executed below, on the date indicated, by a duly authorized officer thereof.

TCBY ENTERPRISES, INC.
By:	/s/ SANDRA BUFFA
Name:	Sandra Buffa
Title:	Sr. Vice President
TCBY SYSTEMS, LLC
By:	/s/ MICHAEL WARD
Name:	Michael Ward
Title:	Sr. Vice President

SCHEDULE A

TRADEMARKS

Foreign Registrations
TCBY Enterprises, Inc.

No.	Trademark	Country	Registration Number	Registration Date
1	"TCBY" THE COUNTRY'S BEST YOGURT	Armenia	2440	Nov-20-1995
2	ALL THE PLEASURE. NONE OF THE GUILT.	Australia	712661	Jul-11-1996
3	TCBY	Australia	701240	Jan-25-1996
4	TCBY THE COUNTRY'S BEST YOGURT	Australia	701241	Jan-25-1996
5	TCBY TREATS	Australia	703495	Feb-28-1996
6	YOGWICH	Australia	712663	Jul-11-1996
7	TCBY TREATS	Austria	185373	Dec-27-1999
8	"TCBY" (& Design)	Austria	160318	Oct-27-1995
9	"TCBY" THE COUNTRY'S BEST YOGURT	Azerbaijan	N 990945	Sep-17-1999
10	ALL THE PLEASURE. NONE OF THE GUILT.	Bahamas	13,183	Nov-18-1988
11	ALL THE PLEASURE. NONE OF THE GUILT.	Bahamas	13,184	Nov-18-1988
12	TCBY	Bahamas	11,914	Feb-27-1986
13	"TCBY" THE COUNTRY'S BEST YOGURT	Bahamas	13,181	Nov-18-1988
14	"TCBY" THE COUNTRY'S BEST YOGURT	Bahamas	13,182	Nov-18-1988
15	"TCBY" THE COUNTRY'S BEST YOGURT	Bahamas	13,179	Nov-18-1988
16	"TCBY" THE COUNTRY'S BEST YOGURT (Design)	Bahamas	13,180	Nov-18-1988
17	"TCBY" THE COUNTRY'S BEST YOGURT	Bahrain	TM16270	May-12-1993
18	"TCBY" THE COUNTRY'S BEST YOGURT	Bahrain	TM16154	Apr-10-1993
19	"TCBY" THE COUNTRY'S BEST YOGURT	Bahrain	SM1154	Apr-10-1993
20	"TCBY" THE COUNTRY'S BEST YOGURT	Barbados	P2229	Dec-29-1994
21	"TCBY" THE COUNTRY'S BEST YOGURT	Belarus	9416	Oct-14-1998
22	YOG-A-BAR	Benelux	529518	Mar-19-1993
23	"TCBY" THE COUNTRY'S BEST YOGURT	Bolivia	57509-C	Nov-05-1994
24	"TCBY" THE COUNTRY'S BEST YOGURT	Bolivia	57489-C	Nov-15-1994
25	"TCBY" THE COUNTRY'S BEST YOGURT	Bolivia	57510-C	Nov-15-1994
26	"TCBY"	Brazil	815487460	Nov-10-1992
27	"TCBY"	Brazil	815487479	Sep-29-1992
28	"TCBY"	Brazil	815487436	Jun-24-1997
29	"TCBY"	Brazil	815487444	Aug-04-1992
30	"TCBY"	Brazil	817654100	Mar-05-1996
31	TCBY	Brunei	16,509	Aug-27-1990
32	ALL THE PLEASURE. NONE OF THE GUILT.	Canada	TMA353,320	Mar-17-1989
33	TCBY	Canada	TMA340,419	May-20-1988
34	TCBY	Canada	TMA361,154	Oct-27-1989
35	"TCBY" THE COUNTRY'S BEST YOGURT (& Design)	Canada	TMA336,740	Feb-05-1988
36	"TCBY" TOUS CES BONS YOGOURTS	Canada	TMA365,965	Feb-23-1990
37	WINTER WARMERS	Canada	TMA350,979	Feb-10-1989
38	YOGWICH*	Canada	TMA361,509	Oct-27-1989
39	PLACER SIN PECADO*	Chile	437061	Jan-06-1995
40	"TCBY"	Chile	680384	Dec-04-2003
41	"TCBY" THE COUNTRY'S BEST YOGURT	Chile	413.324	Sep-24-1993
42	TCBY (in Chinese characters)	China	727900	Feb-07-1995
43	TCBY (in Chinese characters)	China	726851	Jan-28-1995
44	TCBY (in Chinese characters)	China	776463	Jan-21-1995
45	"TCBY"	China	720880	Dec-21-1994
46	"TCBY"	China	726794	Jan-28-1995
47	"TCBY"	China	776856	Jan-28-1995
48	"ANGEL ICE KING" (Chinese letters)	China	817985	Feb-21-1996
49	"ANGEL ICE KING" (Chinese letters)	China	853038	Jul-07-1996
50	"TCBY" (in English) + "ANGEL ICE KING" (in Chinese letters)	China	817986	Feb-21-1996
51	"TCBY" (in English) + "ANGEL ICE KING" (in Chinese letters)	China	853037	Jul-07-1996
52	YOG-A-BAR (Chinese characters)	China	877508	Oct-07-1996
53	YOG-A-BAR (Chinese characters)	China	1306286	Aug-21-1999
54	YOG-A-BAR	China	877509	Oct-07-1996
55	YOG-A-BAR	China	877559	Oct-07-1996
56	SHIVER	China	1505966	Jan-14-2001
57	"TCBY" THE COUNTRY'S BEST YOGURT	Colombia	156177	Feb-28-1994
58	"TCBY" THE COUNTRY'S BEST YOGURT	Colombia	156178	Feb-28-1994
59	ALL THE PLEASURE. NONE OF THE GUILT.	Costa Rica	98.560	Jan-06-1997
60	SHIVER	Costa Rica	98.558	Jan-06-1997
61	"TCBY"	Costa Rica	87.141	May-27-1994
62	"TCBY" THE COUNTRY'S BEST YOGURT	Costa Rica	87.153	May-27-1994
63	YOG-A-BAR	Costa Rica	98.559	Jan-06-1997
64	YOGWICH	Costa Rica	100.513	Mar-19-1997
65	"TCBY" THE COUNTRY'S BEST YOGURT	Cyprus	B38034	Feb-18-1993
66	"TCBY" THE COUNTRY'S BEST YOGURT	Cyprus	B38035	Feb-18-1993
67	"TCBY" THE COUNTRY'S BEST YOGURT	Cyprus	B38168	Mar-15-1993
68	"TCBY" THE COUNTRY'S BEST YOGURT (& Design)	Czech Republic	199.168	Nov-02-1994
69	"TCBY" THE COUNTRY'S BEST YOGURT (Stylized Letters)	Denmark	VR1993 05530	Jul-23-1993
70	TCBY ENTERPRISES, INC.	Dominican Republic	59320	Dec-15-1994
71	"TCBY" THE COUNTRY'S BEST YOGURT	Dominican Republic	74937	Nov-15-1994
72	"TCBY" THE COUNTRY'S BEST YOGURT	Dominican Republic	74944	Nov-15-1994
73	"TCBY" THE COUNTRY'S BEST YOGURT	Dominican Republic	74945	Nov-15-1994
74	"TCBY" THE COUNTRY'S BEST YOGURT	Dominican Republic	74961	Nov-15-1994
75	"TCBY" THE COUNTRY'S BEST YOGURT	Dominican Republic	43367	Nov-15-1994
76	"TCBY" THE COUNTRY'S BEST YOGURT	Dominican Republic	43627	Nov-15-1994
77	"TCBY" THE COUNTRY'S BEST YOGURT	Dominican Republic	80861	Nov-15-1994
78	"TCBY" THE COUNTRY'S BEST YOGURT	Ecuador	I-1100-94	May-20-1994
79	"TCBY" THE COUNTRY'S BEST YOGURT	Ecuador	I-1099-94	May-20-1994
80	"TCBY" THE COUNTRY'S BEST YOGURT	Ecuador	I-0167-94	May-20-1994
81	"TCBY"	Egypt	86288	May-08-1996
82	"TCBY" THE COUNTRY'S BEST YOGURT	Egypt	85807	May-08-1996
83	"TCBY" THE COUNTRY'S BEST YOGURT	Egypt	85864	May-09-1996
84	"TCBY" THE COUNTRY'S BEST YOGURT	El Salvador	210.5	Mar-05-1997
85	ALL THE PLEASURE. NONE OF THE GUILT.	European Community	253047	May-17-1996
86	SHIVER	European Community	1920412	Oct-25-2000
87	TCBY	European Community	88112	Apr-01-1996
88	"TCBY" THE COUNTRY'S BEST YOGURT	European Community	88138	Apr-01-1996
89	"TCBY" THE COUNTRY'S BEST YOGURT and Design	Finland	133540	Aug-22-1994
90	TCBY	France	1349941	Apr-09-1986
91	"TCBY" TOUS CES BONS YOGOURTS	France	1607361	Aug-01-1990
92	TCBY	Germany	2913585	Apr-13-1993
93	"TCBY" THE COUNTRY'S BEST YOGURT	Germany	39825173	Dec-22-1998
94	"TCBY" (Stylized)	Gibraltar	6944	May-25-1994
95	TCBY "TCBY"	Gibraltar	6943	May-23-1994
96	"TCBY" THE COUNTRY'S BEST YOGURT	Greece	113063	Mar-05-1993
97	"TCBY" THE COUNTRY'S BEST YOGURT	Guam	569	Feb-22-1993
98	"TCBY" THE COUNTRY'S BEST YOGURT	Guatemala	72963	Nov-29-1994
99	"TCBY" THE COUNTRY'S BEST YOGURT	Guatemala	79036	Jul-12-1996
100	"TCBY" THE COUNTRY'S BEST YOGURT	Guatemala	75865	Jun-16-1995
101	"TCBY" THE COUNTRY'S BEST YOGURT	Guatemala	970	Aug-18-1994
102	"TCBY" THE COUNTRY'S BEST YOGURT	Honduras	1.432	Mar-18-1993
103	"TCBY" THE COUNTRY'S BEST YOGURT	Honduras	57.31	Mar-18-1993
104	TCBY	Hong Kong	B608/1989	May-06-1987
105	"ANGEL ICE KING" (Chinese letters)	Hong Kong	10695/1996	Apr-27-1995
106	"ANGEL ICE KING" (Chinese letters)	Hong Kong	10696/1996	Apr-27-1995
107	"JUICE WORKS" (& Device)	Hong Kong	B16323/1999	Sep-03-1998
108	SHIVER	Hong Kong	B06393/2000	Jul-03-1999
109	TCBY (English) + "ANGEL ICE KING" (Chinese letters)	Hong Kong	03750/1997	Apr-27-1995
110	TCBY (English) + "ANGEL ICE KING" (Chinese letters)	Hong Kong	04727/1997	Apr-27-1995
111	TCBY (English) + "ANGEL ICE KING" (Chinese letters)	Hong Kong	B11067/1997	May-03-1995
112	TCBY	Hong Kong	B09344/1998	Oct-28-1994
113	TCBY	Hong Kong	B09345/1998	Oct-28-1994
114	TCBY	Hong Kong	B09346/1998	Oct-28-1994
115	TCBY (in Chinese Characters)	Hong Kong	05235/1997	May-03-1995
116	"TCBY" THE COUNTRY'S BEST YOGURT	Hong Kong	B09347/1998	Oct-28-1994
117	"TCBY" THE COUNTRY'S BEST YOGURT	Hong Kong	B09348/1998	Oct-28-1994
118	ALL THE PLEASURE. NONE OF THE GUILT.	Hong Kong	B8976/2000	Jul-03-1999
119	ALL THE PLEASURE. NONE OF THE GUILT.	Hong Kong	B8977/2000	Jul-03-1999
120	"TCBY"	Hungary	139139	Sep-24-1993
121	"TCBY" THE COUNTRY'S BEST YOGURT	Hungary	146349	Sep-24-1993
122	"TCBY" THE COUNTRY'S BEST YOGURT	Iceland	34669	Jan-27-1994
123	"TCBY"	India	651631B	Jan-10-1995
124	"TCBY" THE COUNTRY'S BEST YOGURT	India	650773	Jan-02-1995
125	TCBY	Ireland	208841	Apr-20-1998
126	TCBY (Stylized)	Ireland	208840	Apr-20-1998
127	TCBY THE COUNTRY'S BEST YOGURT (& Device)	Ireland	221997	Apr-20-1998
128	TCBY THE COUNTRY'S BEST YOGURT (& Device)	Ireland	221998	Apr-20-1998
129	ALL THE PLEASURE. NONE OF THE GUILT.	Israel	82216	Sep-07-1995
130	ALL THE PLEASURE. NONE OF THE GUILT. (in Hebrew characters)	Israel	75387	Sep-07-1995
131	TCBY MEITAV YOGURT HA'ARETZ	Israel	84243	Feb-04-1996
132	TCBY THE COUNTRY'S BEST YOGURT	Israel	82315	Feb-04-1996
133	"TCBY" THE COUNTRY'S BEST YOGURT (in Hebrew characters)	Israel	75388	Nov-03-1995
134	JUICE WORKS (& Device)	Jamaica	B33,670	Sep-04-1998
135	"TCBY" THE COUNTRY'S BEST YOGURT	Jamaica	B27,997	Sep-06-1993
136	ALL THE PLEASURE. NONE OF THE GUILT.	Japan	2277089	Oct-31-1990
137	"TCBY"	Japan	3140122	Apr-30-1996
138	TCBY (with Katakana characters)	Japan	2288727	Dec-26-1990
139	TCBY (with Katakana characters)	Japan	2280886	Nov-30-1990
140	TCBY (with Katakana characters)	Japan	2277088	Oct-31-1990
141	TCBY	Japan	2122417	Mar-27-1989
142	"TCBY" THE COUNTRY'S BEST YOGURT	Japan	3140123	Oct-31-1995
143	"TCBY" THE COUNTRY'S BEST YOGURT	Japan	2430783	Jun-30-1992
144	"TCBY" THE COUNTRY'S BEST YOGURT	Japan	2373781	Jan-31-1992
145	"TCBY" THE COUNTRY'S BEST YOGURT (in English) FROZEN YOGURT (in Katakana)	Japan	3140124	Apr-30-1996
146	TCBY YOGURT	Japan	3088181	Oct-31-1995
147	"TCBY"	Jordan	36312	Sep-18-1994
148	"TCBY"	Jordan	36311	Sep-18-1994
149	"TCBY" THE COUNTRY'S BEST YOGURT	Kazakhstan	14241	Sep-06-2002
150	"TCBY" THE COUNTRY'S BEST YOGURT	Kuwait	24828	May-03-1993
151	"TCBY" THE COUNTRY'S BEST YOGURT	Kyrgizstan	3588	Aug-30-1996
152	"TCBY" THE COUNTRY'S BEST YOGURT	Latvia	M-95-1327	Aug-28-1995
153	"TCBY"	Lebanon	63843	Sep-06-1994
154	"TCBY" THE COUNTRY'S BEST YOGURT	Lebanon	63844	Aug-18-1994
155	"TCBY" THE COUNTRY'S BEST YOGURT (& Design)	Lithuania	29672	Aug-28-1995
156	"TCBY" THE COUNTRY'S BEST YOGURT	Macao	13516M	Jan-31-1995
157	ANGEL ICE KING (Chinese Characters)	Macao	15260M	Apr-20-1996
158	"TCBY" THE COUNTRY'S BEST YOGURT	Macao	13517M	Jan-31-1995
159	"TCBY" THE COUNTRY'S BEST YOGURT	Macao	13518M	Jan-31-1995
160	ALL THE PLEASURE. NONE OF THE GUILT.*	Malaysia	97/18483	Jan-12-1997
161	TCBY	Malaysia	86/01500	Apr-04-1986
162	TCBY THE COUNTRY'S BEST YOGURT	Malaysia	96/05763	May-30-1996
163	"TCBY" THE COUNTRY'S BEST YOGURT*	Malaysia	97/18484	Jan-12-1997
164	YOG-A-BAR	Malaysia	96/05761	May-30-1996
165	YOGWICH	Malaysia	96/05760	May-30-1996
166	PLACER SIN PECADO*	Mexico	479582	Sep-22-1994
167	"TCBY" THE COUNTRY'S BEST YOGURT	Mexico	397911	Nov-15-1990
168	"TCBY" THE COUNTRY'S BEST YOGURT	Mexico	397910	Nov-15-1990
169	TCBY TREATS	Mexico	530660	Aug-21-1996
170	TCBY TREATS	Mexico	549937	Aug-21-1996
171	TCBY TREATS	Mexico	549936	Aug-21-1996
172	"TCBY"	Moldova	4975	Jun-16-1995
173	"TCBY" THE COUNTRY'S BEST YOGURT	Morocco (Casablanca-Zone 1 Only)	52,107	Sep-29-1993
174	TCBY	Netherland Antilles	4324	Dec-31-2001
175	"TCBY" THE COUNTRY'S BEST YOGURT	Netherland Antilles	4323	Aug-30-1993
176	ALL THE PLEASURE. NONE OF THE GUILT.	New Zealand	B172138	May-14-1987
177	TCBY	New Zealand	B169794	Jan-06-1993
178	"TCBY" THE COUNTRY'S BEST YOGURT	Nicaragua	263,305	Jun-08-1994
179	"TCBY" THE COUNTRY'S BEST YOGURT	Nicaragua	263,304	Jun-08-1994
180	"TCBY" THE COUNTRY'S BEST YOGURT	Norway	166705	Jun-14-1993
181	"TCBY" THE COUNTRY'S BEST YOGURT	Panama	64122	Dec-11-1992
182	"TCBY" THE COUNTRY'S BEST YOGURT	Panama	64124	Dec-11-1992
183	"ALL THE PLEASURE. NONE OF THE GUILT."	Peru	76027	Dec-21-1998
184	"TODO EL GUSTO. NADA DE CULPA."	Peru	76026	Dec-21-1998
185	"PURO GUSTO. CERO CULPA."	Peru	76028	Dec-21-1998
186	"TCBY" THE COUNTRY'S BEST YOGURT	Peru	2681	Nov-16-1993
187	"TCBY" THE COUNTRY'S BEST YOGURT	Peru	4704	Dec-30-1993
188	"TCBY" THE COUNTRY'S BEST YOGURT	Peru	1399	Dec-30-1993
189	"THE COUNTRY'S BEST YOGURT"	Philippines	To Be Provided	Dec-13-1999
190	TCBY*	Poland	120582	May-12-2000
191	TCBY	Poland	118400	Dec-10-2000
192	"TCBY" THE COUNTRY'S BEST YOGURT	Portugal	291486	Jul-20-1994
193	"TCBY" THE COUNTRY'S BEST YOGURT	Portugal	291487	Jul-20-1994
194	"TCBY" THE COUNTRY'S BEST YOGURT	Portugal	291488	Jul-20-1994
195	ALL THE PLEASURE. NONE OF THE GUILT.	Puerto Rico	7,437	Feb-19-1990
196	"TCBY" THE COUNTRY'S BEST YOGURT	Puerto Rico	7,441	Feb-19-1990
197	"TCBY"	Russian Federation	118723	Apr-26-1993
198	"TCBY" THE COUNTRY'S BEST YOGURT	Saudi Arabia	281/90	Oct-20-1993
199	"TCBY" THE COUNTRY'S BEST YOGURT	Saudi Arabia	281/91	Oct-20-1993
200	"TCBY"	Singapore	T86/00716Z	Feb-21-1986
201	SHIVER	Singapore	T96/09326C	Jan-15-1999
202	"TCBY" ALL THE PLEASURE. NONE OF THE GUILT.	Singapore	S/9323/96	Sep-02-1996
203	"TCBY" ALL THE PLEASURE. NONE OF THE GUILT.	Singapore	S/9321/96	Sep-02-1996
204	YOG-A-BAR	Singapore	T96/09325E	Sep-02-1996
205	"TCBY" ALL THE PLEASURE. NONE OF THE GUILT.	Singapore	S/9322/96	Sep-02-1996
206	"TCBY" THE COUNTRY'S BEST YOGURT	Singapore	T96/09315H	Sep-02-1996
207	"TCBY" THE COUNTRY'S BEST YOGURT	Singapore	T96/09316F	Sep-02-1996
208	"TCBY" THE COUNTRY'S BEST YOGURT	Singapore	S/9317/96	Sep-02-1996
209	"TCBY" TREATS	Singapore	S/9320/96	Sep-02-1996
210	"TCBY" TREATS	Singapore	S/9319/96	Sep-02-1996
211	"TCBY" TREATS	Singapore	T96/09318B	Sep-02-1996
212	YOGWICH	Singapore	S/9324/96	Sep-02-1996
213	"TCBY" THE COUNTRY'S BEST YOGURT	South Africa	93/5370	Jun-25-1993
214	"TCBY" THE COUNTRY'S BEST YOGURT	South Africa	93/5372	Jun-25-1993
215	"TCBY" THE COUNTRY'S BEST YOGURT	South Africa	93/5371	Jun-25-1993
216	JUICE WORKS	Spain	2165437	Apr-20-1999
217	PLACER SIN PECADO*	Spain	1806296	Feb-28-1994
218	TCBY	Spain	1141152/X	Feb-03-1987
219	"TCBY" THE COUNTRY'S BEST YOGURT (Stylized Letters)	Spain	M2535273	Feb-23-1993
220	"TCBY" THE COUNTRY'S BEST YOGURT (Stylized Letters)	Spain	1923701	Jun-05-1995
221	"TCBY" THE COUNTRY'S BEST YOGURT	Sweden	315480	Aug-09-1996
222	"TCBY" YOGURT (Design)	Sweden	224 193	Jun-04-1991
223	ALL THE PLEASURE. NONE OF THE GUILT.	Switzerland	377731	Feb-03-1989
224	TICBY	Switzerland	371001	Feb-03-1989
225	TCBY	Syria	78855	Jan-22-2002
226	"TCBY"	Taiwan	852737	May-6-1999
227	"TCBY" (& Device)	Taiwan	30185	Jun-6-1988
228	"TCBY" THE COUNTRY'S BEST YOGURT	Tajikistan	2165	Jun-30-1995
229	"TCBY" THE COUNTRY'S BEST YOGURT	Thailand	429646	Sep-17-1990
230	"TCBY"	Turkey	155717	Oct-06-1994
231	"TCBY" THE COUNTRY'S BEST YOGURT	Turkmenistan	4808	Jul-25-2000
232	"TCBY" THE COUNTRY'S BEST YOGURT	Ukraine	15126	Aug-15-2000
233	"TCBY" THE COUNTRY'S BEST YOGURT	United Arab Emirates (UAE)	5479	May-03-1995
234	"TCBY" THE COUNTRY'S BEST YOGURT	United Arab Emirates (UAE)	5480	May-03-1995
235	TCBY THE COUNTRY'S BEST YOGUR(T)	Uruguay	267.285	Jul-31-1995
236	"TCBY" THE COUNTRY'S BEST YOGURT	Uzbekistan	6347	May-22-1997
237	"TCBY" THE COUNTRY'S BEST YOGURT	Venezuela	P209201	Jan-08-1999
238	"TCBY" THE COUNTRY'S BEST YOGURT	Venezuela	P209221	Jan-08-1999
239	"TCBY" THE COUNTRY'S BEST YOGURT	Venezuela	S1683	Jul-10-1995
240	"TCBY" ALL THE PLEASURE. NONE OF THE GUILT.	Vietnam	27903	Aug-10-1998
241	"TCBY" ALL THE PLEASURE. NONE OF THE GUILT.	Vietnam	27904	Aug-10-1998
242	"TCBY" ALL THE PLEASURE. NONE OF THE GUILT.	Vietnam	27905	Aug-10-1998
243	"SHIVER"	Vietnam	25127	Sep-13-1997
244	"TCBY"	Vietnam	22253	Sep-09-1996
245	"TCBY"	Vietnam	22254	Sep-09-1996
246	"TCBY"	Vietnam	22255	Sep-09-1996
247	"TCBY" THE COUNTRY'S BEST YOGURT	Vietnam	25124	Sep-13-1997
248	"TCBY" THE COUNTRY'S BEST YOGURT	Vietnam	25125	Sep-13-1997
249	"TCBY" THE COUNTRY'S BEST YOGURT	Vietnam	25126	Sep-13-1997
250	"TCBY" TREATS	Vietnam	29007	Dec-11-1998
251	"YOG-A-BAR"	Vietnam	25128	Sep-13-1997
252	"YOGWICH"	Vietnam	25292	Oct-17-1997
253	YOGWICH (& Design)	Vietnam	25293	Oct-17-1997
254	"TCBY" THE COUNTRY'S BEST YOGURT	Zimbabwe	B1022/97	Jun-20-1997
255	"TCBY" THE COUNTRY'S BEST YOGURT	Zimbabwe	B1023/97	Jun-20-1997
256	"TCBY" THE COUNTRY'S BEST YOGURT	Zimbabwe	B1021/97	Jun-20-1997

TRADEMARKS

Foreign Applications
TCBY Enterprises, Inc.

No.	Trademark	Country	Application Number	Application Date
1	SHIVER	Canada	1,172,741	Mar-27-2003
2	TCBY THE COUNTRY'S BEST YOGURT	India	650773	Jan-02-1995
3	TCBY	Indonesia	D00.2003.26003.26213	Sep-18-2003
4	TCBY	Indonesia	D00.2003.26002.26212	Sep-18-2003
5	"TCBY" TREATS*	Malaysia	96/05764	May-30-1996
6	ALL THE PLEASURE. NONE OF THE GUILT.*	Malaysia	96/05765	May-30-1996
7	SHIVER*	Malaysia	96/05768	May-30-1996
8	TCBY TREATS*	Malaysia	96/05770	May-30-1996
9	YOG-A-BAR	Malaysia	96/05767	May-30-1996
10	"TCBY" THE COUNTRY'S BEST YOGURT	Oman	10010	Feb-09-1993
11	TCBY THE COUNTRY'S BEST YOGURT TCBY THE COUNTRY'S BEST YOGURT	Saint Vincent & the Grenadines	1000052	Jun-19-2001
12	TCBY TCBY "TCBY"	Saint Vincent & the Grenadines	1000053	Jun-19-2001
13	TCBY THE COUNTRY'S BEST YOGURT	Trinidad & Tobago	22967	Aug-10-1994

QuickLinks

  Exhibit 10.12
INTERNATIONAL TRADEMARK ASSIGNMENT